UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
June 16, 2022

SSR Mining Inc.
(Exact name of Registrant as Specified in Its Charter)

British Columbia
(State or Other Jurisdiction of Incorporation)

001-35455
(Commission File Number)

98-0211014
(I.R.S. Employer Identification No.)

6900 E. Layton Ave., Suite 1300, Denver, Colorado USA 80237
(Address of principal executive offices) (zip code)

(303) 292-1299
(Registrant’s telephone number, including area code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common Shares without par value	SSRM	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

ITEM 8.01. Other Items

On June 16, 2022, SSR Mining Inc. (the “Company”) issued a news release announcing that it has filed with and received acceptance from the Toronto Stock Exchange (“TSX”) for a Notice of Intention to make a Normal Course Issuer Bid (“NCIB”) under the requirements of the TSX, which permits the Company to purchase for cancellation up to 10,600,000 common shares of the Company (“Common Shares”), representing approximately 5.0% of the Company’s total issued and outstanding Common Shares. The Board of Directors of the Company had previously authorized the purchase of the Common Shares, subject to the submission and approval of the NCIB by the TSX.

Under the NCIB, the Company may purchase up to 10,600,000 Common Shares over the next twelve-month period beginning June 20, 2022 and ending June 19, 2023. The timing and amount of any purchases will depend on market conditions and other factors. The Company is not obligated to acquire any Common Shares under the NCIB and may be suspend or discontinue purchases under the NCIB at any time. Any purchases made under the NCIB will be effected through the facilities of the TSX, Nasdaq and/or alternative Canadian and United States trading systems. Any purchases made pursuant to the NCIB will be made in accordance with the rules of the TSX, applicable U.S. securities laws and will be made at market prices at the time of purchase.

In connection with the NCIB, the Company has entered into an automatic share purchase plan with a designated broker (the “ASPP”). The ASPP is intended to allow for the purchase of Common Shares under the NCIB at times when the Company would ordinarily not be permitted to purchase shares due to regulatory restrictions and customary self-imposed blackout periods. The ASPP is intended to meet the requirements of a Rule 10b5-1 trading plan under the Securities Exchange Act of 1934, and transactions under the ASPP, and under the NCIB generally, will be conducted in accordance with Rule 10b-18 under the Securities Exchange Act of 1934.

Additional information related to the NCIB is included in the news release, a copy of which is filed as Exhibit 99.1 to this report and incorporated by reference herein.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits

Exhibit Number	Description of Exhibit

99.1	News Release, dated June 16, 2022, announcing Normal Course Issuer Bid.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SSR Mining Inc.

By:	/s/ Michael J. Sparks
Name:	Michael. J. Sparks
Title:	Executive Vice President and Chief Legal & Administrative Officer

Dated: June 16, 2022